Exhibit 99.1

Senstar Technologies Corporation
119 John Cavanaugh Drive	T: +1-613-839-5572
Ottawa, ON
Canada K0A 1L0	www.senstartechnologies.com

Senstar Technologies Completes Corporate Redomiciliation from Israel to Canada

Ottawa, Ontario, March 18, 2024 /PRNewswire/ -- Senstar Technologies Corporation (NASDAQ: SNT), a leading international provider of comprehensive physical, video and access control security products and solutions, today announced the completion of its redomiciliation process from Israel to Ontario, Canada effective March 18, 2024. The shares of Senstar Technologies Corporation will begin trading on the Nasdaq Global Market on March 19, 2024 under the symbol “SNT”.

As previously announced on September 27, 2023, Senstar’s Board of Directors believes that the transition to Canada from Israel better assists the Company in achieving its strategic objectives.  The redomiciliation was approved by the shareholders of Senstar Technologies Ltd. on December 27, 2023.

Gillian Beck, Chairman of Senstar Technologies, stated, “Redomiciling Senstar Technologies from Israel to Canada streamlines the corporate structure, and entrusts the stewardship of the Company's strategic vision to our seasoned Canadian leadership team.”

Effective upon completion of the redomiciliation process, Fabien Haubert, the interim CEO of Senstar Technologies Ltd., became the CEO of Senstar Technologies Corporation, and Alicia Kelly, who previously served as Vice President of Finance, assumes the CFO role that was previously held by Tomer Hay, the CFO of Senstar Technologies Ltd., who is based in Israel and elected to step down from the role following the corporate redomiciliation to Canada.

Ms. Kelly, who joined Senstar in 2019, had overseen global accounting, financial reporting, controls, and financial planning and analysis. With 20 years of diverse experience in financial management and business leadership of high-tech corporations boasting global development and manufacturing capacities, Ms. Kelly held pivotal positions such as group controller and director within supply chain and customer service functions.

Additional details concerning the redomiciliation process are available in Senstar’s Form 6-K filed today with the U.S. Securities and Exchange Commission (the "SEC") on the Company’s website and at www.sec.gov.

About Senstar Technologies Corporation

With innovative perimeter intrusion detection systems (including fence sensors, buried sensors, and above ground sensors), intelligent video-management, video analytics, and access control, Senstar offers a comprehensive suite of proven, integrated solutions that reduce complexity, improve performance, and unify support. For 40 years, Senstar has been safeguarding people, places, and property for organizations around the world, with a special focus on utilities, logistics, correction facilities and energy market.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of the Securities Act (Ontario), which we refer to collectively as forward-looking statements. These forward-looking statements are not limited to historical facts, but reflect Senstar’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “seek,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause actual activities or results to differ materially from the activities and results anticipated in forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including those risks discussed under the heading “Risk Factors” in Senstar’s most recent Annual Report on Form 20-F filed with the SEC and in the final proxy statement/prospectus contained in the Registration Statement. These forward-looking statements are made only as of the date hereof, and, except as required by applicable law or regulation, Senstar undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

For more information:	IR Contact:
Senstar Technologies Corporation	Brett Mass
Alicia Kelly	Managing Partner
Chief Financial Officer	Hayden IR
+ 1-613-839-5572	+1-646-536-7331
Alicia.Kelly@senstar.com	Brett@HaydenIR.com